SUPPLEMENT DATED OCTOBER 21, 2002
TO THE
PROSPECTUS
DATED MAY 1, 2002
FOR
PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY

JNLNY SEPARATE ACCOUNT II

There are NO guaranteed fixed account options currently available for Contracts purchased on and after the date of this Supplement. This Contract is not appropriate for you, if you have the intent of allocating premium to a guaranteed fixed account.

All references and information on the guaranteed fixed accounts should be deleted.

The Capital Protection Program is currently unavailable. All references to the Capital Protection Program should be deleted.

The section entitled “Dollar Cost Averaging” should be deleted and replaced in its entirety with the following:

Dollar Cost Averaging. You can arrange to have a regular amount of money periodically transferred automatically into the investment divisions from any of the other investment divisions. This theoretically gives you a lower average cost per unit for the investment divisions over time than you would receive if you made a one-time purchase. The more volatile investment divisions may not result in lower average costs, and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

The section entitled “Earnings Sweep” should be deleted and replaced in its entirety with the following:

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the Money Market sub-account).

The section entitled “Free Look” should be deleted and replaced in its entirety with the following:

Free Look. You may return your contract to the selling agent or to Jackson National NY within twenty days after receiving it. Jackson National NY will return the contract value in the investment divisions plus any fees and expenses deducted from the premium prior to allocation to the investment divisions. We will determine the contract value in the investment divisions as of the date we receive the contract if you mail it to us or the date you return it to the selling agent. Jackson National NY will return premium payments where required by law.

(To be used with NV3784 Rev. 05/02.)

NV8636 Rev. 10/02